UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 3, 2025
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RYAN SPECIALTY HOLDINGS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 312 784-6001
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On September 3, 2025, the Board of Directors (the “Board”) of Ryan Specialty Holdings, Inc. (the “Company”) elected
Michael G. Bungert as a director and assigned him to its Compensation and Governance Committee, effective immediately.
Mr. Bungert's initial term as a director will expire at the 2026 annual meeting of the Company’s stockholders, at which time his continued Board service will be subject to renomination and stockholder approval.
There are no transactions in which Mr. Bungert has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act, at this time. The selection of Mr. Bungert was not pursuant to any arrangement or understanding between him and any other person.
Mr. Bungert will participate in the Company’s standard non-employee director compensation arrangements.  Mr. Bungert will receive a grant of restricted stock units (RSUs) with a grant date fair value equal to $200,000 (prorated for the portion of the year for which he served as a director) that fully vest on the grant date and each RSU represents a right to receive one fully vested share of the Company’s Class A common stock. The Company will make the annual equity grant of RSUs on the date of the Company’s next annual meeting of stockholders and such grant will be compensation for the prior year of service, or portion thereof. Additionally, Mr. Bungert will be entitled to receive a cash payment in the amount of
$120,000 per year, paid quarterly, in respect of his service as a member of the Board, with no additional cash compensation paid on account of his service on the Compensation and Governance Committee. The Company will also enter into its standard form of indemnification agreement with Mr. Bungert, the form of which was filed as Exhibit 10.4 to the
Company’s Registration Statement filed with the Securities and Exchange Commission on Form S-1 on June 21, 2021.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits.
The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 9, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC. (Registrant)

Date:	September 9, 2025	By:	/s/ Mark S. Katz
Mark S. Katz Executive Vice President, General Counsel and Corporate Secretary